UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the

Securities Exchange Act of 1934

Check the appropriate box:

[x] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

Cross Click Media Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule, or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CROSS CLICK MEDIA INC.

8275 S. Eastern Avenue, Suite 200-661

Las Vegas, NV 89120

Telephone: (855) 267-4461

__________, 2014

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock of Cross Click Media Inc., a Nevada corporation (the “Company”), in connection with our prior receipt of approval by written consent in lieu of a special meeting, of the holder of a majority of our voting securities of an amendment to our Articles of Incorporation (the “Amendment”) to increase the number of authorized shares of common stock from 450,000,000 to 2,990,000,000.

On October 8, 2014, the Company obtained the approval of the Amendment, by written consent of a stockholder that is the record owner of 26,555,560 shares of common stock and 1,000,000 shares of Class B Convertible Preferred Stock which represents an additional 3,000,000,000 shares of voting power in common stock or 93.12% as of October 8, 2014. The filing of the Amendment with the Nevada Secretary of State will become effective twenty (20) calendar days after the mailing of this Information Statement.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY. Because the written consent of the holder of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy: please do not send us one.

Only stockholders of record at the close of business on October 8, 2014 (the “Record Date”) shall be given a copy of this Information Statement. The date on which this Information Statement will be sent to stockholders will be on or about ____________, 2014.

This Information Statement is for information purposes only. Please read it carefully.

Sincerely,

/s/ Kurtis A. Kramarenko
Kurtis A. Kramarenko
President and Chief Executive Officer

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CROSS CLICK MEDIA INC.

8275 S. Eastern Avenue, Suite 200-661

Las Vegas, NV 89120

Telephone: (855) 267-4461

_____________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

_________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND A PROXY.

This Information Statement is being furnished to the holders of record of shares of the common stock of Cross Click Media Inc., a Nevada corporation (the “Company”) in connection with the proposed action by written consent to authorize the approval of an amendment of our Articles of Incorporation to increase the number of authorized shares of common stock from 450,000,000 shares to 2,990,000,000 shares.

The board of directors has unanimously approved the Amendment, and a stockholder owning approximately 93.12% of the outstanding voting power of the Company as of the Record Date, has adopted, ratified and approved the proposed actions. No other votes are required or necessary to effectuate the proposed actions. See the caption "Vote Required for Approval" below. Such action by our stockholder will be effective twenty (20) calendar days after the date this Information Statement is first mailed to our stockholders and after the filing of the Amendment and required notices with the Nevada Secretary of State's office and the State of Nevada.

The Annual Report on Form 10-K for the year ended December 31, 2013, and any reports on Form 8-K and Form 10-Q filed by the Company during the past year with the Securities and Exchange Commission (the “SEC”) may be viewed on the SEC’s website at www.sec.gov in the Edgar Archives. The Company is presently current in the filing of all reports required to be filed by it. See the caption “Where You Can Find More Information” below.

DISTRIBUTION AND COSTS

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, the Company will only deliver one Information Statement to multiple security holders sharing an address, unless the Company has received contrary instructions from one or more of the security holders. Also, the Company will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to the Company at its address noted above.

Shareholders may also address future requests regarding delivery of information statements by contacting the Company at the address noted above.

VOTE REQUIRED FOR APPROVAL

The board of directors of the Company has adopted, ratified and approved the proposal to authorize the Amendment, and a stockholder of the Company holding a majority of the voting power on the Record Date has approved the Amendment.

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AMENDMENT TO ARTICLES OF INCORPORATION

GRANT AUTHORITY TO THE BOARD OF DIRECTORS TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER SHARES OF COMMON STOCK

PURPOSE

The Company’s board of directors has unanimously adopted a resolution seeking stockholder approval to authorize an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 450,000,000 shares to 2,990,000,000 shares. The Company’s Articles of Incorporation, as currently in effect, authorizes the Company to issue up to 450,000,000 shares of common stock, par value $0.001 per share. The board of directors has proposed an increase in the number of authorized shares of the common stock of the Company and a stockholder holding a majority of the outstanding voting power has approved the filing of the Amendment. Upon the filing of the Amendment, the Company will be authorized to issue 2,990,000,000 shares of common stock and the authorized number of shares of preferred stock will remain the same.

The board of directors believes that authorizing this increase in the number of authorized shares of common stock is in the best interest of the Company and its stockholders.

EFFECT

The relative voting and other rights of holders of the common stock will not be altered by the authorization of an increase in shares of common stock. Each share of common stock will continue to entitle its owner to one vote. As a result of the increased authorization, the potential number of shares of common stock outstanding will be increased.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Company’s board of directors fixed the close of business on October 8, 2014 as the record date of the determination of the stockholders entitled to notice of the action by written consent.

As of October 8, 2014, the Company has no class of voting stock outstanding other than the common stock and Class B Convertible Preferred Stock. The Company had 250,094,265 shares of common stock outstanding, and each share of common stock is entitled to one vote. The company had 1,000,000 shares of Class B Convertible Preferred Stock outstanding, and each share is entitled to 3,000 votes. MCKEA Holdings, LLC, a stockholder holding 26,555,560 shares of common stock and 1,000,000 shares of Class B Convertible Preferred Stock, representing a total of approximately ninety-three percent (93.12%) of total shareholder voting rights of the securities of the Company, as of the Record Date, has consented to the action required to authorize the Amendment.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table lists, as of October 8, 2014, the number of shares of the Company’s common stock that are beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of our common stock; (ii) each executive officer and director of our company; and (iii) all executive officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

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Title of Class	Name and Address of Beneficial Owners Directors and Officers	Amount of Beneficial Ownership(1)	% of Class
Common Stock	Kurtis A. Kramarenko 1450 Biscayne Way Haslett, MI 48840	2,000,000(2)	0.80%
Common Stock	Gary R. Gottlieb 3625 W. MacArthur Blvd. #301 Santa Ana, CA 92704	1,500,000	0.60%
Common Stock	Darren M. Magot 9061 Niguel Circle Huntington Beach, CA 92646	750,000(3)	0.30%
Common Stock	Edmund Arguelles 265-1/2 Broadway Chula Vista, CA 91910	3,500,000	1.40%
Common Stock	DIRECTORS AND OFFICERS – TOTAL	7,750,000	3.1%
	Other 5% SHAREHOLDERS
Common Stock	Finiks Capital, LLC(4) 6250 Mountain Vista St., #C1 Henderson, NV 89014	20,000,000	8.00%
Common Stock	MCKEA Holdings, LLC(5) P.O. Box 3587 Tustin, CA 92781	26,555,560	10.62%
	Directors and Officers
Class B Convertible Preferred Stock	Kurtis A. Kramarenko 1450 Biscayne Way Haslett, MI 48840	0	0%
Class B Convertible Preferred Stock	Gary R. Gottlieb 3625 W. MacArthur Blvd. #301 Santa Ana, CA 92704	0	0%
Class B Convertible Preferred Stock	Darren M. Magot 9061 Niguel Circle Huntington Beach, CA 92646	0	0%
Class B Convertible Preferred Stock	Edmund Arguelles 265-1/2 Broadway Chula Vista, CA 91910	0	0%
Class B Convertible Preferred Stock	DIRECTORS AND OFFICERS – TOTAL	0	0%
	Other 5% SHAREHOLDERS
Class B Convertible Preferred Stock	MCKEA Holdings, LLC(5) P.O. Box 3587 Tustin, CA 92781	1,000,000	100.00%

(1)	The percent of class is based on 250,094,265 shares of the Company’s common stock and 1,000,000 shares of Class B Convertible Preferred Stock issued and outstanding as of October 8, 2014.
(2)	Includes 1,000,000 shares of common stock, together with vested options to purchase 1,000,000 shares of common stock (out of a total award of 4,000,000 options) at a price of $0.05 per share.
(3)	Includes 250,000 shares of common stock, together with vested options to purchase 500,000 shares of common stock (out of a total award of 1,000,000 options) at a price of $0.08 per share.
(4)	James P. Hodgins is the Managing Member of Finiks Capital, LLC and, in that capacity, has the authority to make voting and investment decisions regarding its common stock.
(5)	Kristine L. Ault is the Managing Member of MCKEA Holdings, LLC and, in that capacity, has the authority to make voting and investment decisions regarding its common stock.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any action covered by the related resolutions adopted by the board of directors, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

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OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE PLAN, PLEASE CONTACT:

CROSS CLICK MEDIA INC.

8275 S. Eastern Avenue, Suite 200-661

Las Vegas, NV 89120

Telephone: (855) 267-4461

Sincerely,
/s/ Kurtis A. Kramarenko
Kurtis A. Kramarenko
President and Chief Executive Officer

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